Dreyfus Premier
New York Municipal
Bond Fund

SEMIANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND

-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             15     Financial Highlights

                             18     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

             Dreyfus Premier
New York Municipal Bond Fund           The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier New York Municipal Bond Fund, covering the six-month period from December 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities provided good results in this economic climate, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through most of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier New York Municipal Bond Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform during the period?

The fund's Class A shares produced a 0.24% total return over the six-month period ended May 31, 1999,1 compared to a 0.12% total return for the average of the Lipper New York Municipal Debt Funds category.2 The fund produced a total return of 0.05% for Class B shares and -0.07% for Class C shares over the same period.1

What is the fund's investment approach?

Our goal is to seek a high level of federally and New York State tax-exempt income from a diversified portfolio of longer-term municipal bonds.

To achieve these objectives, we employ two primary strategies. First, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's long-term core position. We augment the core position with issues such as discounts and non-callable paper which have potential for capital appreciation.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchases. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

                                                                      The Fund 3

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Latin America just prior to the start of the reporting period, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth by reducing key short-term interest rates. Because lower short-term interest rates had the potential to reignite inflationary pressures, yields on longer-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, New York State and its municipalities have had less need to borrow. As a result, fewer tax-exempt bonds were issued in New York than in the same period one year ago. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped municipal bond prices decline less than U.S. Treasury bond prices, as measured by major market indices and benchmarks.

What is the fund's current strategy?

We have continued to search for the most attractive values in the New York municipal market. We have found such values, in our opinion, in bonds issued by municipalities such as New York City, which has traditionally offered higher yields than most other New York issuers. However, a strong economy and prudent fiscal management have improved New York City's financial condition, and new issues have reflected that improvement. The fund continually evaluates situations such as private placements or smaller issuers that provide opportunities to enhance or maintain yield. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local income taxes for non-New York residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are fully taxable.
2 Source: Lipper Analytical Services, Inc.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments--99.3%                   Amount ($)   Value ($)
--------------------------------------------------------------------------------
New York--89.8%
Albany Industrial Development Agency:
  Civic Facility Revenue (Sage Colleges
    (Project) 5.25%, 4/1/2019                             1,140,000   1,118,842
  Lease Revenue:
    (New York State Assembly Building Project)
      7.75%, 1/1/2010                                     1,395,000   1,494,966
    (New York State Department of Health
      Building Project) 7.25%, 10/1/2010                  1,410,000   1,568,103
Erie County Industrial Development Agency,
  Life Care Community Revenue
  (Episcopal Church Home) 6%, 2/1/2028                    2,250,000   2,255,040
Housing New York Corp., Local or Guaranteed Housing
  Revenue 5.50%, 11/1/2010                                2,650,000   2,748,447
Huntington Housing Authority, Senior Housing
  Facility Revenue (Gurwin Jewish
  Senior Residences) 6%, 5/1/2029                         1,370,000   1,366,137
Long Island Power Authority, Electric System General
  Revenue 5.50%, 12/1/2029                                5,110,000   5,170,349
Metropolitan Transportation Authority:
  Commuter Facilities Revenue
    5.70%, 7/1/2017 (Insured; MBIA)                       5,895,000   6,221,937
  Dedicated Tax Fund 5%, 4/1/2029 (Insured; FSA)          2,500,000   2,393,425
  Transit Facilities Revenue:
    6.65% 7/1/2014a                                       2,000,000   2,035,960
    6%, 7/1/2016 (Insured; FSA)                           3,000,000   3,227,070
    5.375%, 7/1/2021                                      2,000,000   2,001,440
New York City:
  6.75%, 2/1/2009                                         2,000,000   2,309,740
  5.875%, 8/15/2016                                       4,900,000   5,231,093
  6%, 8/1/2017                                            3,000,000   3,234,810
  6%, 2/15/2020                                           3,230,000   3,423,638
  6%, 2/15/2020 (Prerefunded 2/15/2005)b                  1,270,000   1,390,574
  6%, 8/1/2021                                            4,000,000   4,307,480
  5.875%, 8/1/2024                                        2,000,000   2,128,420
  6.625%, 8/1/2025                                        4,095,000   4,547,129
  6.625%, 8/1/2025 (Prerefunded 8/1/2005)b                  995,000   1,131,215
  5%, 3/15/2029                                           3,000,000   2,829,300
New York City Health and Hospitals Corp.,
  Health Systems Revenue 5.25%, 2/15/2017                 1,700,000   1,667,207
New York City Housing Development Corp., MFHR
  5.625%, 5/1/2012                                        1,415,000   1,497,820

--------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)              Amount ($)   Value ($)
--------------------------------------------------------------------------------
New York (continued)
New York City Industrial Development Agency:
  Civic Facility Revenue:
    Lease Revenue, (College of Aeronautics Project)
      5.45%, 5/1/2018                                     1,000,000   1,007,740
    (YMCA of Greater New York Project)
      5.80%, 8/1/2016                                     1,000,000   1,040,750
  IDR (Laguardia Association LP Project) 6%, 11/1/2028    2,750,000   2,762,952
  Special Facility Revenue:
    (American Airlines Inc. Project):
      5.40%, 7/1/2020                                     2,000,000   2,011,200
      6.90%, 8/1/2024                                     2,000,000   2,189,220
    (Terminal One Group Association Project)
      6%, 1/1/2019                                        3,000,000   3,145,110
New York City Municipal Water Finance Authority,
  Water and Sewer Systems Revenue 6%, 6/15/2010           4,100,000   4,530,910
New York City Transitional Finance Authority, Revenue
  4.75%, 5/1/2023                                         1,000,000     926,510
New York State Dormitory Authority, Revenues:
  4201 Schools Program 5%, 7/1/2018                       1,400,000   1,340,962
  (Consolidated City University System):
    5.75%, 7/1/2007 (Insured; AMBAC)                      3,150,000   3,435,610
    5.35%, 7/1/2009 (Insured; FGIC)                       1,500,000   1,590,570
    5.75%, 7/1/2009 (Insured; AMBAC)                      3,000,000   3,272,100
    5.50%, 7/1/2016 (Insured; AMBAC)                      2,200,000   2,273,788
    5.625%, 7/1/2016                                      4,000,000   4,211,680
    6.30%, 7/1/2024 (Prerefunded 7/1/2004)b                 500,000     557,095
  Health Hospital and Nursing Home:
    (Carmel Richmond Nursing Home)
      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)           3,515,000   3,407,160
    (Department of Health) 5.75%, 7/1/2017                1,000,000   1,037,560
    (Ideal Senior Living Center Housing Corp.)
      5.90%, 8/1/2026 (Insured; MBIA; FHA)                1,000,000   1,051,070
    (Municipal Health Facilities Improvement
       Program) 5.50%, 5/15/2024 (Insured; FSA)           1,000,000   1,028,110
  (Municipal Health Facilities Improvement Program)
    4.75%, 1/15/2029                                      2,500,000   2,286,775
  State University Educational Facilities
    5.875%, 5/15/2017                                     2,000,000   2,169,780
New York State Energy Research and Development
  Authority, Electric Facilities Revenue
  (Consolidated Edison Co. Project) 7.125%, 12/1/2029     5,000,000   5,679,450
New York State Environmental Facilities Corp., PCR
  (Pilgrim State Sewer Project) 6.30%                     3,000,000   3,286,410

                                                                      The Fund 7

--------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)              Amount ($)   Value ($)
--------------------------------------------------------------------------------
New York (continued)
New York State Housing Finance Agency, Revenue:
  Health Facilities (New York City) 6%, 11/1/2007         4,000,000   4,356,360
  Housing Project Mortgage
    6.10%, 11/1/2015 (Insured; FSA)                       1,960,000   2,118,642
  Service Contract Obligation:
    6.25%, 9/15/2010                                      3,000,000   3,281,670
    5.25%, 9/15/2011                                      2,000,000   2,030,320
    5.50%, 9/15/2018                                      4,000,000   4,099,520
New York State Medical Care Facilities Finance Agency,
  Hospital and Nursing Home FHA Insured Mortgage
  Revenue:
    6.05%, 2/15/2015                                      3,000,000   3,194,220
    (Montefiore Medical Center)
      5.75%, 2/15/2025 (Insured; AMBAC)                     500,000     518,375
New York State Mortgage Agency, Homeownership
  Mortgage Revenue 6%, 4/1/2017                           2,000,000   2,129,800
New York State Thruway Authority, Service Contract
  Revenue (Local Highway and Bridge):
    6%, 4/1/2011                                          5,000,000   5,455,100
    5.75%, 4/1/2016                                       3,000,000   3,157,890
New York State Urban Development Corp., Revenue,
  Correctional Capital Facilities:
    6.10%, 1/1/2011                                       4,000,000   4,327,880
    6.50%, 1/1/2011 (Insured; FSA)                        3,190,000   3,672,264
    5.375%, 1/1/2015                                      2,850,000   2,871,290
    5.70%, 1/1/2016                                       9,350,000   9,738,493
Orange County Industrial Development Agency,
  Life Care Community Revenue
  (Glen Arden Inc. Project) 5.625%, 1/1/2018              1,000,000     988,250
Port Authority of New York and New Jersey, Special
  Obligation Revenue (JFK International Airport)
  5.75%, 12/1/2025 (Insured; MBIA)                        4,025,000   4,207,977
Rensselaer County Industrial Development Agency, IDR
  (Albany International Corp.)
  7.55%, 6/1/2007 (LOC; Norstar Bank)                     1,500,000   1,774,215
Scotia Housing Authority, Housing Revenue
  (Coburg Village Inc. Project) 6.15%, 7/1/2028           3,000,000   3,016,560
Triborough Bridge and Tunnel Authority:
  Highway and Toll Revenue:
    6%, 1/1/2012                                          2,000,000   2,225,740
    6.125%, 1/1/2021                                      2,000,000   2,267,760
  Lease Revenue (Convention Center Project)
    7.25%, 1/1/2010                                       1,000,000   1,162,350

--------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)              Amount ($)   Value ($)
--------------------------------------------------------------------------------
New York (continued)
Watervliet Housing Authority, Residential Housing
  Revenue (Beltrone Living Center Project) 6%, 6/1/2028   1,000,000   1,000,630
Yonkers 5.50%, 9/1/2012 (Insured; FGIC)                   1,235,000   1,290,538
Yonkers Industrial Development Agency, Civic Facility
  Revenue (Saint Joseph's Hospital) 5.90%, 3/1/2008       1,700,000   1,691,466

U.S. Related--9.5%
Guam Airport Authority, Airport Revenue 6.70%, 10/1/2023  2,000,000   2,185,080
Guam Power Authority, Electric Power and Light
  Revenue 5.25%, 10/1/2034                                1,750,000   1,707,300
Commonwealth of Puerto Rico:
  5.50%, 7/1/2011                                         1,500,000   1,593,285
  6%, 7/1/2026 (Prerefunded 7/1/2007)b                    5,000,000   5,623,150
Puerto Rico Highway and Transportation Authority,
  Transportation Revenue
  6.451%, 7/1/2038 (Insured; MBIA)                        2,500,000   2,350,400
Puerto Rico Industrial Medical Educational and
  Environmental Pollution Control Facilities Financing
  Authority, HR (Saint Luke's Hospital Project)
  6.25%, 6/1/2010                                         1,100,000   1,175,405
Puerto Rico Public Buildings Authority, Revenue,
  Public Education and Health Facilities 5.70%, 7/1/2009
  (Guaranteed; Commonwealth of Puerto Rico)               2,235,000   2,419,410
Virgin Islands Public Finance Authority, Revenue
  5.50%, 10/1/2014                                        3,000,000   3,047,880
Total Long-Term Municipal Investments
  (cost $198,731,138)                                               210,221,874
--------------------------------------------------------------------------------

Short-Term Municipal Investments--.9%
--------------------------------------------------------------------------------
New York;
Port Authority of New York and New Jersey,
  Special Obligation Revenue, VRDN
  (Versatile Structure Obligation)
  3.25% (SBPA; Morgan Guaranty Trust Co.)c
  (cost $2,000,000)                                       2,000,000   2,000,000

--------------------------------------------------------------------------------
Total Investments (cost $200,731,138)                        100.2% 212,221,874

Liabilities, Less Cash and Receivables                         (.2%)   (411,243)

Net Assets                                                   100.0% 211,810,631

                                                                      The Fund 9

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC  American Municipal Bond Assurance   MBIA  Municipal Bond Investors
         Corporation                               Assurance Insurance
FGIC   Financial Guaranty Insurance Company        Corporation
FHA    Federal Housing Administration      MFHR  Multi-Family Housing Revenue
FSA    Financial Security Assurance        PCR   Pollution Control Revenue
HR     Hospital Revenue                    SBPA  Standby Bond Purchase Agreement
IDR    Industrial Development Revenue      VRDN  Variable Rate Demand Notes
LOC    Letter of Credit

--------------------------------------------------------------------------------
Summary of Combined Ratings

Fitch         or     Moody's        or    Standard & Poor's        Value (%)
--------------------------------------------------------------------------------
AAA                  Aaa                  AAA                           25.8
AA                   Aa                   AA                             7.6
A                    A                    A                             30.8
BBB                  Baa                  BBB                           27.3
F1                   Mig1                 SP1                             .9
Not Ratedd           Not Ratedd           Not Ratedd                     7.6
                                                                       100.0

a Inverse floater security-the interest rate is subject to change periodically. b Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Securities payable on demand. Variable interest rate-subject to periodic change.
d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                            Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                        200,731,138    212,221,874
Cash                                                                    116,544
Interest receivable                                                   3,862,052
Receivable for shares of Beneficial Interest subscribed                  31,952
Prepaid expeses                                                          29,619
                                                                    216,262,041
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           101,179
Due to Distributor                                                       79,018
Payable for investment securities purchased                           4,120,514
Payable for shares of Beneficial Interest redeemed                       90,785
Accrued expenses                                                         59,914
                                                                      4,451,410
--------------------------------------------------------------------------------
Net Assets ($)                                                      211,810,631
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     198,915,508
Accumulated net realized gain (loss) on investments                   1,404,387
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             11,490,736
--------------------------------------------------------------------------------
Net Assets ($)                                                      211,810,631

--------------------------------------------------------------------------------
Net Asset Value Per Share

                                         Class A         Class B        Class C
--------------------------------------------------------------------------------
Net Assets ($)                       134,203,374      75,787,464      1,819,793
Shares Outstanding                     8,933,802       5,043,969        121,107
--------------------------------------------------------------------------------
Net Asset Value Per Share ($)              15.02           15.03          15.03

See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($)
--------------------------------------------------------------------------------
Interest Income                                                   5,887,638
Expenses:
Management fee--Note 3(a)                                           596,775
Shareholder servicing costs--Note 3(c)                              337,394
Distribution fees--Note 3(b)                                        208,215
Professional fees                                                    16,488
Custodian fees                                                       11,434
Prospectus and shareholders' reports                                 10,691
Registration fees                                                     9,000
Trustees' fees and expenses--Note 3(d)                                8,229
Loan commitment fees--Note 2                                            514
Miscellaneous                                                         8,342
Total Expenses                                                    1,207,082
Investment Income--Net                                            4,680,556
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4($):
Net realized gain (loss) on investments                           1,405,443
Net unrealized appreciation (depreciation) on investments        (5,697,213)
Net Realized and Unrealized Gain (Loss) on Investments           (4,291,770)
Net Increase in Net Assets Resulting from Operations                388,786

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                            Six Months Ended
                                                May 31, 1999         Year Ended
                                                  (Unaudited) November 30, 1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                             4,680,556          9,190,186
Net realized gain (loss) on investments            1,405,443          1,521,217
Net unrealized appreciation (depreciation)
  on investments                                  (5,697,213)         4,753,371
Net Increase (Decrease) in Net Assets
  Resulting from Operations                          388,786         15,464,774
--------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net:
Class A shares                                    (3,034,897)        (5,915,440)
Class B shares                                    (1,614,143)        (3,251,012)
Class C shares                                       (31,516)           (23,734)
Net realized gain on investments:
Class A shares                                      (917,893)        (2,048,335)
Class B shares                                      (571,053)        (1,272,846)
Class C shares                                       (10,904)            (1,346)
Total Dividends                                   (6,180,406)       (12,512,713)
--------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                    21,644,978         19,664,934
Class B shares                                     5,693,370         10,637,510
Class C shares                                       600,477          1,510,679
Dividends reinvested:
Class A shares                                     2,648,762          5,357,995
Class B shares                                     1,608,031          3,412,975
Class C shares                                        30,092             15,935
Cost of shares redeemed:
Class A shares                                   (20,914,819)       (21,240,900)
Class B shares                                   (12,812,418)       (11,853,475)
Class C shares                                      (352,697)           (40,780)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                (1,854,224)         7,464,873
Total Increase (Decrease) in Net Assets           (7,645,844)        10,416,934
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              219,456,475        209,039,541
End of Period                                    211,810,631        219,456,475

See notes to financial statements.

                                                                     The Fund 13

--------------------------------------------------------------------------------
                                            Six Months Ended
                                                May 31, 1999         Year Ended
                                                  (Unaudited) November 30, 1998
--------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                        1,417,834          1,288,205
Shares issued for dividends reinvested               173,373            352,193
Shares redeemed                                   (1,369,542)        (1,391,194)
Net Increase (Decrease) in Shares Outstanding        221,665            249,204
--------------------------------------------------------------------------------
Class B
Shares sold                                          372,645            696,007
Shares issued for dividends reinvested               105,186            224,370
Shares redeemed                                     (839,972)          (778,462)
Net Increase (Decrease) in Shares Outstanding       (362,141)           141,915
--------------------------------------------------------------------------------
Class C
Shares sold                                           39,360             98,801
Shares issued for dividends reinvested                 1,970              1,038
Shares redeemed                                      (23,116)            (2,665)
Net Increase (Decrease) in Shares Outstanding         18,214             97,174

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------
                       Six Months Ended
                           May 31, 1999         Year Ended November 30,
                                           ------------------------------------
Class A Shares               (Unaudited)   1998    1997    1996    1995    1994
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             15.43   15.22   14.94   14.93   13.01   14.97
Investment Operations:
Investment income--net              .34     .69     .71     .73     .75     .75
Net realized and unrealized gain
  (loss) on investments            (.30)    .45     .35     .01    1.92   (1.86)
Total from Investment Operations    .04    1.14    1.06     .74    2.67   (1.11)
Distributions:
Dividends from investment
  income--net                      (.34)   (.69)   (.71)   (.73)   (.75)   (.75)
Dividends from net realized
  gain on investments              (.11)   (.24)   (.07)     --      --    (.10)
Total Distributions                (.45)   (.93)   (.78)   (.73)   (.75)   (.85)
Net asset value, end of period    15.02   15.43   15.22   14.94   14.93   13.01
--------------------------------------------------------------------------------
Total Return (%)a                   .48b   7.74    7.31    5.17   20.93   (7.76)
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                        .92b    .93     .92     .92     .94     .89
Ratio of net investment income
  to average net assets            4.51b   4.50    4.78    4.99    5.27    5.25
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager        --      --      --      --      --     .04
Portfolio Turnover Rate           12.87c  34.48   74.84   53.74   74.11   31.76
--------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                   134,203 134,432 128,811 135,413 146,207 137,978

a Exclusive of sales charge.
b Annualized.
c Not annualized.
See notes to financial statements.

                                                                     The Fund 15

--------------------------------------------------------------------------------
                       Six Months Ended
                           May 31, 1999         Year Ended November 30,
                                           ------------------------------------
Class B Shares               (Unaudited)   1998    1997    1996    1995    1994
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             15.43   15.22   14.94   14.93   13.02   14.97
Investment Operations:
Investment income--net              .30     .61     .63     .65     .67     .67
Net realized and unrealized gain
  (loss) on investments            (.29)    .45     .35     .01    1.91   (1.85)
Total from Investment Operations    .01    1.06     .98     .66    2.58   (1.18)
Distributions:
Dividends from investment
  income--net                      (.30)   (.61)   (.63)   (.65)   (.67)   (.67)
Dividends from net realized
  gain on investments              (.11)   (.24)   (.07)     --      --    (.10)
Total Distributions                (.41)   (.85)   (.70)   (.65)   (.67)   (.77)
Net asset value, end of period    15.03   15.43   15.22   14.94   14.93   13.02
--------------------------------------------------------------------------------
Total Return (%)a                   .10b   7.20    6.77    4.61   20.20   (8.20)
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                       1.43b   1.44    1.44    1.44    1.46    1.44
Ratio of net investment income
  to average net assets            4.00b   3.99    4.26    4.45    4.72    4.70
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager        --      --      --      --      --     .04
Portfolio Turnover Rate           12.87c  34.48   74.84   53.74   74.11   31.76
--------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                    75,787  83,437  80,142  71,392  66,873  52,970

a Exclusive of sales charge.
b Annualized.
c Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
                               Six Months Ended
                                   May 31, 1999        Year Ended November 30,
                                                     ---------------------------
Class C Shares                       (Unaudited)     1998    1997    1996  1995a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period      15.43     15.23   14.95   14.93 14.61
Investment Operations:
Investment income--net                      .28       .57     .60     .62   .14
Net realized and unrealized gain (loss)
  on investments                           (.29)      .44     .35     .02   .32
Total from Investment Operations           (.01)     1.01     .95     .64   .46
Distributions:
Dividends from investment income--net      (.28)     (.57)   (.60)   (.62) (.14)
Dividends from net realized gain on
  investments                              (.11)     (.24)   (.07)     --    --
Total Distributions                        (.39)     (.81)   (.67)   (.62) (.14)
Net asset value, end of period            15.03     15.43   15.23   14.95 14.93
--------------------------------------------------------------------------------
Total Return (%)b                          (.14)c    6.87    6.50    4.43 14.19c
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets    1.66c     1.62    1.69    1.59  1.74c
Ratio of net investment income
  to average net assets                    3.76c     3.63    4.08    3.98  4.00c
Portfolio Turnover Rate                   12.87d    34.48   74.84   53.74 74.11
Net Assets, end of period ($ x 1,000)     1,820     1,588      87     485     1

a From September 11, 1995 (commencement of initial offering) to November 30,
  1995.
b Exclusive of sales charge.
c Annualized.
d Not annualized.
See notes to financial statements.

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the

                                                                     The Fund 19
extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrow ings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,429 during the period ended May 31, 1999 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 1999, Class B and Class C shares were charged $201,925 and $6,290, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1999, Class A, Class B and Class C shares were charged $168,202, $100,962 and $2,097, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $51,310 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $29,648,267 and $27,658,153, respectively.

At May 31, 1999, accumulated net unrealized appreciation on investments was $11,490,736, consisting of $12,144,661 gross unrealized appreciation and $653,925 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 21

For More Information

                     Dreyfus Premier
                     New York Municipal
                     Bond Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation  021/611SA995